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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): January 3, 2003


                             ViroPharma Incorporated
                 (Exact name of issuer as specified in charter)



       DELAWARE                     0-021699             94-2347624
   (State or Other                (Commission         (I.R.S. Employer
     Jurisdiction                    file              Identification
  of Incorporation or               number)                 Number)
     Organization)


                             405 EAGLEVIEW BOULEVARD
                            EXTON, PENNSYLVANIA 19341
                    (Address of principal executive offices)


                                 (610) 458-7300
              (Registrant's telephone number, including area code)

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Item 5 - Other Events.

     As is more fully described in the attached press release that is incorporated herein by reference, on January 3, 2003, ViroPharma Incorporated announced the initiation of Phase 1 Hepatitis C trials and provided updates regarding its product pipeline and convertible notes.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

     Exhibit No.     Description
     -----------     -----------

        99           ViroPharma Incorporated Press Release dated January 3, 2003

                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          ViroPharma Incorporated


Date: January 3, 2003                     By: /s/ Thomas F. Doyle
                                              --------------------
                                              Thomas F. Doyle
                                              Vice President, General Counsel
                                              and Secretary

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                                Index to Exhibits

Exhibit No.      Description
-----------      -----------

     99          ViroPharma Incorporated Press Release dated January 3, 2003